Exhibit 10.5.4

SECOND AMENDMENT TO

AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT

This SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, dated to be effective as of March 15, 2012 (this “Amendment”) is made among CONN’S, INC., a Delaware corporation (the “Parent”), CONN APPLIANCES, INC., a Texas corporation (“CAI”), CONN CREDIT I, LP, a Texas limited partnership (“CCI”), CONN CREDIT CORPORATION, INC., a Texas corporation (“CCCI”, together with CAI and CCI, individually, a “Borrower” and collectively, the “Borrowers”), the banks and other financial institutions identified as “Lenders” on the signature pages hereof (the “Lenders”) and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent for the Lenders (“Agent”).

Background

A. Parent, Borrowers, Agent and certain of the Lenders (“Existing Lenders”) have entered into an Amended and Restated Loan and Security Agreement, dated as of November 30, 2010, (as amended, modified or supplemented from time to time, the “Loan Agreement”). All capitalized terms used and not otherwise defined in this Amendment are used as defined in the Loan Agreement.

B. Agent and Lenders have agreed to amend certain terms of the Loan Agreement subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth and for other good and valuable consideration, Parent, Borrowers, Agent and Lenders hereto hereby agree as follows:

Agreement

1. Amendment to the Loan Agreement.

(a) Contract Advance Rate Amount. Effective January 31, 2012, clause (a) of the term “Contract Advance Rate Amount” as defined in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

(a) the Contract Advance Rate Amount shall be reduced by 1% for each whole percentage or fraction thereof that the Collateral Adjustment Percentage exceeds 17%; and

(b) Restrictions on Payment of Certain Debt. Section 10.2.8 of the Loan Agreement is hereby amended by adding clause (c) thereto as follows:

(c) Make any payment with respect to a Permitted ABS Facility, other than the monthly payments and the final maturity payment required under the terms of the Permitted ABS Facility, unless immediately before and after giving effect to any such repayment no Default or Event of Default exists and Availability exceeds the greater of (x) $40,000,000 and (y) 10% of the Borrowing Base.

(c) Securitization Contracts. Section 10.2.22 is hereby added to the Loan Agreement as follows:

10.2.22 Securitization Contracts. Upon the termination of a Permitted ABS Facility all Securitization Contracts with respect to such facility shall be assigned and transferred to a Borrower.

2. Consents.

(a) Borrowers have informed Agent in the ordinary course of business they will be selling (each such sale, a “Charged-off Contract Disposition”) Contracts which the Borrowers have charged off (each such Contract, a “Defaulted Contract”). As Charged-off Contract Dispositions are restricted by Section 10.2.6 of the Loan Agreement, Borrowers have requested that Agent and Lenders consent to Charged-off Contract Dispositions currently contemplated and which may arise in the future. Agent and Lenders hereby consent to all Charged-off Contract Dispositions so long as (i) Agent has reviewed and approved the sale documentation as well as the proposed Defaulted Contracts that are being sold and (ii) immediately before and after each Charged-Off Contract Disposition no Default or Event of Default exists. Agent and Lenders agree that upon the consummation of Charged-off Contract Disposition, Agent’s Lien in the Defaulted Contracts shall be released and Agent shall file a UCC-3 amendment releasing its Lien in the Defaulted Contracts.

(b) Borrowers have informed Agent that CCI intends to enter into a securitization transaction whereby CCI will sell certain Contracts (randomly selected) to a Securitization Subsidiary which will enter into a securitization facility with the securitization investors for the purpose of financing the purchased Contracts (“Proposed ABS Facility”). As set forth in the Loan Agreement, Borrowers and their Subsidiaries are not permitted to enter into a securitization facility without the consent of Agent and Lenders. Lenders hereby consent to the Proposed ABS Facility and agree that such facility will be deemed a Permitted ABS Facility so long as (a) the aggregate amount of Debt issued under Proposed ABS Facility is not in excess of $125,000,000, (b) the Proposed ABS Facility satisfies all of the conditions of a Permitted ABS Facility (other than the consent of Lenders), (c) no Default or Event of Default exists immediately prior to and after the consummation of the Proposed ABS Facility, (d) Agent has reviewed and approved the structure and all documents related to the Proposed ABS Facility, (e) net proceeds of the Proposed ABS Facility are applied against the Obligations, and (f) Availability is not less immediately after consummation of the Proposed ABS Facility than immediately prior to the consummation of the Proposed ABS Facility.

(c) The waivers and consents set forth in this Paragraph 2 shall be effective only in this specific instance and for the specific purpose for which they are given, and the waivers and consents shall not entitle any Borrower to any other or further waiver or consent in any similar or other circumstances. The waivers and consents set forth above shall be limited precisely as written and shall not be deemed to (a) be a waiver or modification of any other term or condition of the Loan Agreement or any other Loan Document or (b) prejudice any right or remedy which Agent or any Lender may now have or may have in the future under or in connection with the Loan Agreement or any other Loan Document.

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3. Representations and Warranties; No Default. Each of the Parent and the Borrowers, hereby represents and warrants as of the effectiveness of this Amendment that:

(i) no Default or Event of Default exists; and

(ii) its representations and warranties set forth in Section 9 of the Loan Agreement (as amended hereby) are true and correct as of the date hereof, as though made on and as of such date (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date).

4. Effectiveness. This Amendment (and the consents and waivers set forth herein) shall become effective, as of the date first set forth above upon receipt by the Agent of executed counterparts hereof from the Borrowers and each of the Lenders.

5. Binding Effect; Ratification

(a) Upon the effectiveness of this Amendment and thereafter this Amendment shall be binding on the Agent, Borrowers and Lenders and their respective successors and assigns.

(b) On and after the execution and delivery hereof, this Amendment shall be a part of the Loan Agreement and each reference in the Loan Agreement to “this Loan Agreement” or “hereof”, “hereunder” or words of like import, and each reference in any other Loan Document to the Loan Agreement shall mean and be a reference to such Loan Agreement as amended hereby.

(c) Except as expressly amended hereby, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

6. Miscellaneous. (a) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS. EACH OF THE PARTIES TO THIS AMENDMENT AGREES TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN OR WITH JURISDICTION OVER LOS ANGELES COUNTY, CALIFORNIA IN ANY PROCEEDING OR DISPUTE RELATING IN ANY WAY TO THIS AMENDMENT OR ANY LOAN DOCUMENT AND AGREES THAT ANY SUCH PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

(b) All reasonable costs and expenses incurred by the Agent in connection with this Amendment (including reasonable attorneys’ costs) shall be paid by the Borrowers.

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(c) Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment.

(d) This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PARENT: CONN’S, INC., a Delaware corporation

By:	/s/ Michael J. Poppe
Name:	Michael J. Poppe
Title:	Executive Vice President and Chief Financial Officer

BORROWERS: CONN APPLIANCES, INC., a Texas corporation

By:	/s/ Michael J. Poppe
Name:	Michael J. Poppe
Title:	Chief Financial Officer

CONN CREDIT I, LP, a Texas limited partnership

By:	Conn Credit Corporation, Inc., a Texas corporation, its sole general partner

By:	/s/ Michael J. Poppe
Name:	Michael J. Poppe
Title:	Chief Financial Officer

Second Amendment to A&R Loan and Security Agreement

CONN CREDIT CORPORATION, INC., a Texas corporation

By:	/s/ Michael J. Poppe
Name:	Michael J. Poppe
Title:	Chief Financial Officer

Second Amendment to A&R Loan and Security Agreement

AGENT AND LENDERS: BANK OF AMERICA, N.A., as Agent and Lender

By: /s/ Bobby P.S. Bans
Name: Bobby P.S. Bans
Title: Vice President

Second Amendment to A&R Loan and Security Agreement

JPMORGAN CHASE BANK, N.A.

By: /s/ Timothy J. Whitefoot
Name: Timothy J. Whitefoot
Title: Vice President

Second Amendment to A&R Loan and Security Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Casey P. Johnson
Name: Casey P. Johnson
Title: Senior Vice President

Second Amendment to A&R Loan and Security Agreement

CAPITAL ONE, N.A.

By:	/s/ David H. Sherer
Name: David H. Sherer
Title: Vice President

Second Amendment to A&R Loan and Security Agreement

UNION BANK, N.A.

By:	/s/ Nadia Mitevska
Name: Nadia Mitevska
Title: Vice President

Second Amendment to A&R Loan and Security Agreement

COMPASS BANK

By:	/s/ Mike Sheff
Name: Mike Sheff
Title: Senior Vice President

Second Amendment to A&R Loan and Security Agreement

REGIONS BANK

By:	/s/ Alan Schnacke
Name: Alan Schnacke
Title: Senior Vice President

Second Amendment to A&R Loan and Security Agreement

FIRST TENNESSEE BANK NATIONAL ASSOCIATION

By:	/s/ Gil Maneclang
Name: Gil Maneclang
Title: Vice President

Second Amendment to A&R Loan and Security Agreement

AMEGY BANK

By:	/s/ Mark L. Wayne
Name:	Mark L. Wayne
Title:	Senior Vice President

Second Amendment to A&R Loan and Security Agreement

COMMUNITYBANK OF TEXAS, N.A.

By:	/s/ Mike Peyton
Name:	Mike Peyton
Title:	EVP

Second Amendment to A&R Loan and Security Agreement

CATHAY BANK

By:	/s/ Humberto Campos
Name:	Humberto Campos
Title:	First Vice President

Second Amendment to A&R Loan and Security Agreement

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GREEN BANK, N.A.

By:	/s/ Katie Sandoval
Name:	Katie Sandoval
Title:	Senior Vice President

Second Amendment to A&R Loan and Security Agreement